Exhibit 10.3

Execution Version

COLLATERAL TRUST JOINDER – ADDITIONAL GRANTOR

Reference is made to the Collateral Trust Agreement, dated as of October 3, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Vistra Operations Company LLC (f/k/a TEX Operations Company LLC, the “Company”), the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative (as defined therein), Credit Suisse AG, Cayman Islands Branch (as successor agent to Deutsche Bank AG New York Branch), as Senior Credit Agreement Agent (as defined therein), and Delaware Trust Company, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.19 of the Collateral Trust Agreement.

1. Joinder. Each of the undersigned entities (collectively, the “Additional Grantors” and each an “Additional Grantor”), hereby agree to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Security Documents. Each Additional Grantor has become party to all of the Security Documents that provide, for the benefit of all of the Priority Lien Secured Parties liens and security interests in such assets of the Additional Grantor as are required pursuant to the Priority Lien Documents.

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

C-1

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of June 14, 2018.

ANP Bellingham Energy Company, LLC	Dynegy Resources Generating Holdco, LLC
ANP Blackstone Energy Company, LLC	Dynegy South Bay, LLC
Calumet Energy Team, LLC	Dynegy Stuart, LLC
Casco Bay Energy Company, LLC	Dynegy Washington II, LLC
Coffeen and Western Railroad Company	Dynegy Zimmer, LLC
Coleto Creek Power, LLC	Ennis Power Company, LLC
Dynegy Administrative Services Company	EquiPower Resources Corp.
Dynegy Associates Northeast LP, Inc.	Havana Dock Enterprises, LLC
Dynegy Coal Generation, LLC	Hays Energy, LLC
Dynegy Coal Holdco, LLC	Hopewell Power Generation, LLC
Dynegy Coal Trading & Transportation, L.L.C.	Illinois Power Generating Company
Dynegy Commercial Asset Management, LLC	Illinois Power Marketing Company
Dynegy Conesville, LLC	Illinois Power Resources Generating, LLC
Dynegy Dicks Creek, LLC	Illinois Power Resources, LLC
Dynegy Energy Services (East), LLC	Illinova Corporation
Dynegy Energy Services, LLC	IPH, LLC
Dynegy Fayette II, LLC	Kincaid Generation, L.L.C.
Dynegy Gas Imports, LLC	Lake Road Generating Company, LLC
Dynegy Hanging Rock II, LLC	Liberty Electric Power, LLC
Dynegy Kendall Energy, LLC	Masspower, LLC
Dynegy Killen, LLC	Midlothian Energy, LLC
Dynegy Marketing and Trade, LLC	Milford Power Company, LLC
Dynegy Miami Fort, LLC	NEPCO Services Company
Dynegy Midwest Generation, LLC	Northeastern Power Company
Dynegy Morro Bay, LLC	Ontelaunee Power Operating Company, LLC
Dynegy Moss Landing, LLC	Pleasants Energy, LLC
Dynegy Northeast Generation GP, Inc.	Richland-Stryker Generation LLC
Dynegy Oakland, LLC	Sithe Energies, Inc.
Dynegy Operating Company	Sithe/Independence LLC
Dynegy Power Generation Inc.	T-Fuels, LLC
Dynegy Power Marketing, LLC	Wharton County Generation, LLC
Dynegy Power, LLC	Wise County Power Company, LLC
Dynegy Resource II, LLC	Wise-Fuels Pipeline, Inc.

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Joinder to Collateral Trust Agreement]

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantors:

DELAWARE TRUST COMPANY, as Collateral Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

[Signature Page to Joinder to Collateral Trust Agreement]